Exhibit 4.1
          This Security is a Global Security within the meaning of the Indenture (as defined on the Reverse of this Security) hereinafter referred to and is registered in the name of The Depository Trust Company (the “Depository”) or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository. Unless this Security is presented by an authorized representative of the Depository (55 Water Street, New York) to The Chubb Corporation or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depository and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. 1	Principal Amount: $500,000,000
Issue Date: May 6, 2008	CUSIP: 171232AR2
ISIN: US171232AR24
THE CHUBB CORPORATION
5.75% Senior Notes due 2018
          THE CHUBB CORPORATION, a corporation organized and existing under the laws of New Jersey (hereinafter called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of five hundred million dollars ($500,000,000) as may be revised from time to time on Schedule I hereto, and all accrued and unpaid interest thereof on May 15, 2018, or if such day is not a Business Day, the following Business Day, and to pay interest thereon from and including May 6, 2008, or from and including the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on November 15 and May 15 of each year, commencing on November 15, 2008, at the rate of 5.75% per annum to and including May 15, 2018 or earlier redemption date of this Security (each such date, an “Interest Payment Date”).
          The amount of interest payable for any full semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any Interest Payment Date or the maturity date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day that is a Business Day with the same force and effect as if made on the date the payment was originally payable and without any interest or other payment in respect of the delay.
          The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered on the first Business Day of the month in which the Interest Payment Date falls or on any other day more than one and less than sixty Business Days prior to such Interest Payment Date that the Company chooses (such day, an “Alternate Record Date”); provided that the Company shall provide written notice of such Alternate Record Date to the Trustee not less than ten Business Days prior to the Alternate Record Date.
          A “Business Day” shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business.
          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the securities register or (ii) by wire transfer in immediately available funds at such place and to such bank account as may be designated by the Person entitled thereto as specified in the securities register in writing not less than ten days before the relevant Interest Payment Date.
          The Company and, by acceptance of this Security or a beneficial interest in this Security, each Holder hereof and any person acquiring a beneficial interest herein, agree to treat this Security as indebtedness for United States federal income tax purposes.
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

2

In WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE CHUBB CORPORATION
By:	/s/ Michael O’Reilly
	Name:	Michael O’Reilly
Title: Vice Chairman and CFO

By:	/s/ Douglas A. Nordstrom
	Name:	Douglas A. Nordstrom
Title: Treasurer and Vice President

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture. THE BANK OF NEW YORK TRUST COMPANY, N.A.
By:	/s/ Benita A. Vaughn
	Name:	Benita A. Vaughn
	Title: Dated:	Authorized Signatory May 6, 2008

3

REVERSE OF SENIOR NOTES
          This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under the indenture, dated as of October 25, 1989 between the Company and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Trust Company, N.A., as successor to Bank One Trust Company, N.A. (formerly the First National Bank of Chicago)), as trustee (the “Trustee”), as amended and supplemented through the date hereof (the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest, rank and in any other respect provided in the Indenture.
          All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.
          The Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of:
•	100% of the principal amount of the Security to be redeemed; and

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Security to be redeemed (exclusive of accrued and unpaid interest to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 0.30%, in each case plus accrued and unpaid interest to the redemption date.
          For the purposes of the preceding paragraph:
•	“Treasury Rate” means the semi-annual equivalent yield to maturity of the Treasury Security that corresponds to the Treasury Price (calculated in accordance with standard market practice and computed as of the second trading day preceding the redemption date);

•	“Treasury Security” means the United States Treasury security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Security being redeemed in a tender offer based on a spread to United States Treasury yields;

•	“Treasury Price” means the bid-side price for the Treasury Security as of the third trading day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Wall Street Journal in the table entitled “Treasury Bonds, Notes and Bills,” as determined by the Treasury Dealer except that: (i) if that release (or any successor release) is not published or does not contain that

4

price information on that trading day; or (ii) if the Treasury Dealer determines that the price information is not reasonably reflective of the actual bid-side price of the Treasury Security prevailing at 3:30 p.m., New York City time, on that trading day, then Treasury Price will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as are commercially reasonable under the circumstances; and

•	“Treasury Dealer” means Citigroup Global Markets Inc. (or its successor) or, if Citigroup Global Markets Inc. (or its successor) refuses to act as Treasury Dealer for this purpose or ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified by the Company for these purposes.
          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.
          The Company will not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of the Securities selected for redemption and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of such Securities being redeemed in part.
          No sinking fund is provided for the Securities. The Indenture contains provisions for satisfaction, discharge and defeasance of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture, which conditions apply to this Security.
          In case an Event of Default, as defined in the Indenture, with respect to the Securities, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue

5

Discount Security that would be due and payable upon an acceleration of the maturity thereof or provable in bankruptcy, or change the currency of payments of principal, premium, if any, or interest, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of this series outstanding necessary to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security so affected, or (iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in such sections of the Indenture or the deletion of this proviso, in accordance with the requirements of the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.
          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
          Upon due presentment for registration of transfer of this Security at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Security or Securities of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.
          The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

6

          No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.
          The Securities are issuable only in registered form without coupons in minimum denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.
          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          This is one of the Securities referred to in the within mentioned Indenture.

7

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)
agent to transfer this Security on the books of the Securities Registrar. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:
(Sign exactly as your name appears on the other side of this Security)
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE I
SCHEDULE OF PRINCIPAL AMOUNT REDUCTIONS
Principal amount of Securities outstanding represented by this certificate as of May 6, 2008: $500,000,000
Thereafter, the following decreases have been made:

Notation Made by or
	Principal Amount	Principal Amount	on Behalf of the
Date of Redemption	Redeemed	Remaining	Trustee

9

This Security is a Global Security within the meaning of the Indenture (as defined on the Reverse of this Security) hereinafter referred to and is registered in the name of The Depository Trust Company (the “Depository”) or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository. Unless this Security is presented by an authorized representative of the Depository (55 Water Street, New York) to The Chubb Corporation or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depository and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. 2	Principal Amount: $100,000,000
Issue Date: May 6, 2008	CUSIP: 171232AR2
ISIN: US171232AR24

THE CHUBB CORPORATION

5.75% Senior Notes due 2018

THE CHUBB CORPORATION, a corporation organized and existing under the laws of New Jersey (hereinafter called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of one hundred million dollars ($100,000,000) as may be revised from time to time on Schedule I hereto, and all accrued and unpaid interest thereof on May 15, 2018, or if such day is not a Business Day, the following Business Day, and to pay interest thereon from and including May 6, 2008, or from and including the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on November 15 and May 15 of each year, commencing on November 15, 2008, at the rate of 5.75% per annum to and including May 15, 2018 or earlier redemption date of this Security (each such date, an “Interest Payment Date”).

The amount of interest payable for any full semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any Interest Payment Date or the maturity date is not a Business Day, then payment of the interest or principal payable on such date will be made on the next succeeding day that is a Business Day with the same force and effect as if made on the date the payment was originally payable and without any interest or other payment in respect of the delay.

The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered on the first Business Day of the month in which the Interest Payment Date falls or on any other day more than one and less than sixty Business Days prior to such Interest Payment Date that the Company chooses (such day, an “Alternate Record Date”); provided that the Company shall provide written notice of such Alternate Record Date to the Trustee not less than ten Business Days prior to the Alternate Record Date.

A “Business Day” shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the securities register or (ii) by wire transfer in immediately available funds at such place and to such bank account as may be designated by the Person entitled thereto as specified in the securities register in writing not less than ten days before the relevant Interest Payment Date.

The Company and, by acceptance of this Security or a beneficial interest in this Security, each Holder hereof and any person acquiring a beneficial interest herein, agree to treat this Security as indebtedness for United States federal income tax purposes.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

In WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE CHUBB CORPORATION

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title:  Vice Chairman and CFO

By:	/s/ Douglas A. Nordstrom
Name: Douglas A. Nordstrom
Title:  Treasurer and Vice President

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST
COMPANY, N.A.

By:	/s/ Benita A. Vaughn
Name: Benita A. Vaughn
Title:  Authorized Signatory
Dated: May 6, 2008

REVERSE OF SENIOR NOTES

This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under the indenture, dated as of October 25, 1989 between the Company and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Trust Company, N.A., as successor to Bank One Trust Company, N.A. (formerly the First National Bank of Chicago)), as trustee (the “Trustee”), as amended and supplemented through the date hereof (the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest, rank and in any other respect provided in the Indenture.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of:

•	100% of the principal amount of the Security to be redeemed; and

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Security to be redeemed (exclusive of accrued and unpaid interest to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 0.30%, in each case plus accrued and unpaid interest to the redemption date.

For the purposes of the preceding paragraph:

•	“Treasury Rate” means the semi-annual equivalent yield to maturity of the Treasury Security that corresponds to the Treasury Price (calculated in accordance with standard market practice and computed as of the second trading day preceding the redemption date);

•	“Treasury Security” means the United States Treasury security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Security being redeemed in a tender offer based on a spread to United States Treasury yields;

•	“Treasury Price” means the bid-side price for the Treasury Security as of the third trading day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Wall Street Journal in the table entitled “Treasury Bonds, Notes and Bills,” as determined by the Treasury Dealer except that: (i) if that release (or any successor release) is not published or does not contain that price information on that trading day; or (ii) if the Treasury Dealer determines that the price information is not reasonably reflective of the actual bid-side price of the Treasury Security prevailing at 3:30 p.m., New York City time, on that trading day, then Treasury Price will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as are commercially reasonable under the circumstances; and

•	“Treasury Dealer” means Citigroup Global Markets Inc. (or its successor) or, if Citigroup Global Markets Inc. (or its successor) refuses to act as Treasury Dealer for this purpose or ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified by the Company for these purposes.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

The Company will not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of the Securities selected for redemption and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of such Securities being redeemed in part.

No sinking fund is provided for the Securities. The Indenture contains provisions for satisfaction, discharge and defeasance of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture, which conditions apply to this Security.

In case an Event of Default, as defined in the Indenture, with respect to the Securities, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue

Discount Security that would be due and payable upon an acceleration of the maturity thereof or provable in bankruptcy, or change the currency of payments of principal, premium, if any, or interest, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of this series outstanding necessary to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security so affected, or (iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in such sections of the Indenture or the deletion of this proviso, in accordance with the requirements of the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Upon due presentment for registration of transfer of this Security at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Security or Securities of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The Securities are issuable only in registered form without coupons in minimum denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This is one of the Securities referred to in the within mentioned Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:
(Insert assignee’s social security or tax identification number)
(Insert address and zip code of assignee)

agent to transfer this Security on the books of the Securities Registrar. The agent may substitute another to act for him or her.

Dated:
Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE I

SCHEDULE OF PRINCIPAL AMOUNT REDUCTIONS

Principal amount of Securities outstanding represented by this certificate as of May 6, 2008: $100,000,000

Thereafter, the following decreases have been made:

Notation Made by or
	Principal Amount	Principal Amount	on Behalf of the
Date of Redemption	Redeemed	Remaining	Trustee

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